Exhibit 99.3

AMENDMENT TO AND CONFIRMATION OF GUARANTEES AND
SECURITY AGREEMENTS

THIS AMENDMENT TO AND CONFIRMATION OF GUARANTEES AND SECURITY AGREEMENTS (this “Confirmation”) is made and entered into as of June 20, 2011, by and among FIVE STAR QUALITY CARE, INC., a Maryland corporation (“Guarantor”), FIVE STAR QUALITY CARE TRUST, a Maryland business trust (“Tenant”), each of the parties identified on the signature page hereof as a Subtenant (collectively, “Subtenants”) and each of the parties identified on the signature page hereof as a Landlord (collectively, “Landlord”).

W I T N E S S E T H :

WHEREAS, pursuant to the terms of that certain Amended and Restated Master Lease Agreement (Lease No. 1), dated as of August 4, 2009 (as the same has been amended, restated or otherwise modified from time to time, “Amended Lease No. 1”), Landlord leases to Tenant, and Tenant leases from Landlord, certain property, all as more particularly described in Amended Lease No. 1; and

WHEREAS, the payment and performance of all of the obligations of Tenant with respect to Amended Lease No. 1 are guaranteed by (i) that certain Amended and Restated Guaranty Agreement (Lease No. 1), dated as of August 4, 2009, made by Guarantor for the benefit of Landlord (as the same has been amended, restated or otherwise modified or confirmed from time to time, the “Parent Guaranty”); and (ii) that certain Amended and Restated Subtenant Guaranty Agreement (Lease No. 1), dated as of August 4, 2009, made by Subtenants for the benefit of Landlord (as the same has been amended, restated or otherwise modified or confirmed from time to time, the “Subtenant Guaranty”; and, together with the Parent Guaranty, collectively, the “Guarantees”); and

WHEREAS, the payment and performance of all of the obligations of Tenant with respect to Amended Lease No. 1 are secured by (i) that certain Amended and Restated Subtenant Security Agreement (Lease No. 1), dated as of August 4, 2009, by and among Subtenants and Landlord (as the same has been amended, restated or otherwise modified or confirmed from time to time, the “Subtenant Security Agreement”); and (ii) that certain Amended and Restated Security Agreement (Lease No. 1), dated as of August 4, 2009, by and among Tenant and Landlord (as the same has been amended, restated or otherwise modified or confirmed from time to time, the “Tenant Security Agreement”; and together with the Subtenant Security Agreement, collectively, the “Security Agreements”); and

WHEREAS, pursuant to that certain Seventh Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of the date hereof (the “Seventh Amendment”), Amended Lease No. 1 is being amended to add thereto that certain property known as Talbot Park and located at 6311 Granby Street, Norfolk, Virginia, and that certain property known as The Landing at Parkwood Village and located at 1720 Parkwood Boulevard, Wilson, North Carolina, all as more particularly described in the Seventh Amendment; and

WHEREAS, in connection with the foregoing, and as a condition precedent to the execution of the Seventh Amendment by Landlord, Landlord has required that the parties hereto confirm that the Guarantees and the Security Agreements remain in full force and effect and apply to Amended Lease No. 1 as amended by the Seventh Amendment;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree, effective as of the date hereof, as follows:

1.             Amendment to Disputes Provisions in Guarantees.  Each of the Guarantees is amended by deleting Section 15 therefrom in its entirety and replacing it with Section 15 as set forth on Exhibit A attached hereto and made a part hereof.

2.             Amendment to Disputes Provisions in Security Agreements.  Each of the Security Agreements is amended by deleting Section 11 therefrom in its entirety and replacing it with Section 11 as set forth on Exhibit B attached hereto and made a part hereof.

3.             Amendment of Subtenant Security Agreement.  The Subtenant Security Agreement is hereby amended by (a) replacing Exhibit A attached thereto with Schedule 1 attached hereto; and (b) replacing Schedule 2 attached thereto with Schedule 2 attached hereto.

4.             Amendment of Tenant Security Agreement.  The Tenant Security Agreement is hereby amended by replacing Schedule 2 attached thereto with Schedule 3 attached hereto.

5.             Confirmation of Guarantees and Security Agreements.  Each of the parties to the Guarantees and the Security Agreements hereby confirms that all references in the Guarantees and the Security Agreements to “Amended Lease No. 1” shall refer to Amended Lease No. 1 as amended by the Seventh Amendment, and the Guarantees and the Security Agreements, as amended and confirmed hereby, are hereby ratified and confirmed in all respects.

6.             No Impairment, Etc.  The obligations, covenants, agreements and duties of the parties under the Guarantees and Security Agreements shall not be impaired in any manner by the execution and delivery of the Seventh Amendment or any other amendment, change or modification to Amended Lease No. 1, and in no event shall any ratification or confirmation of such Guarantees or such Security Agreements, or the obligations, covenants, agreements and the duties of the parties under the Guarantees or the Security Agreements, including, without limitation, this Confirmation, be required in connection with any such amendment, change or modification.

[Remainder of page left intentionally blank; Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Confirmation to be duly executed, as a sealed instrument, as of the date first set forth above.

GUARANTOR:

FIVE STAR QUALITY CARE, INC.

By:	/s/ Travis K. Smith
Travis K. Smith
Vice President

TENANT:

FIVE STAR QUALITY CARE TRUST

By:	/s/ Travis K. Smith
Travis K. Smith
Vice President

SUBTENANTS:

ANNAPOLIS HERITAGE PARTNERS, LLC,
COLUMBIA HERITAGE PARTNERS, LLC,
ENCINITAS HERITAGE PARTNERS, LLC,
FIVE STAR QUALITY CARE-AZ, LLC,
FIVE STAR QUALITY CARE-CA, LLC,
FIVE STAR QUALITY CARE-COLORADO, LLC,
FIVE STAR QUALITY CARE-FL, LLC,
FIVE STAR QUALITY CARE-GA, LLC,
FIVE STAR QUALITY CARE-GHV, LLC,
FIVE STAR QUALITY CARE-IA, INC.,
FIVE STAR QUALITY CARE-IA, LLC,
FIVE STAR QUALITY CARE-IL, LLC,
FIVE STAR QUALITY CARE-MN, LLC,
FIVE STAR QUALITY CARE-MO, LLC,
FIVE STAR QUALITY CARE-MS, LLC,
FIVE STAR QUALITY CARE-NE, LLC,
FIVE STAR QUALITY CARE-NE, INC.,
FIVE STAR QUALITY CARE-NORTH CAROLINA, LLC,
FIVE STAR QUALITY CARE-TX, LLC,
FIVE STAR QUALITY CARE-VA, LLC,
FIVE STAR QUALITY CARE-WI, LLC,
FIVE STAR QUALITY CARE-WY, LLC,
FREDERICK HERITAGE PARTNERS, LLC,
HAGERSTOWN HERITAGE PARTNERS, LLC,
MORNINGSIDE OF BELMONT, LLC,
MORNINGSIDE OF GALLATIN, LLC,
NEWARK HERITAGE PARTNERS I, LLC,
NEWARK HERITAGE PARTNERS II, LLC, and
REDLANDS HERITAGE PARTNERS, LLC

By:	/s/ Travis K. Smith
Travis K. Smith
Vice President of each of the foregoing entities

FRESNO HERITAGE PARTNERS, A CALIFORNIA LIMITED PARTNERSHIP, and ROSEVILLE HERITAGE PARTNERS, A CALIFORNIA LIMITED PARTNERSHIP

By:	Hamilton Place, LLC,
General Partner of each of the foregoing entities

	By:	/s/ Travis K. Smith
Travis K. Smith
President

MORNINGSIDE OF ANDERSON, L.P., MORNINGSIDE OF COLUMBUS, L.P., MORNINGSIDE OF DALTON, LIMITED PARTNERSHIP,
MORNINGSIDE OF EVANS, LIMITED PARTNERSHIP, and
MORNINGSIDE OF KENTUCKY, LIMITED PARTNERSHIP

By:	LifeTrust America, Inc.,
General Partner of each of the foregoing entities

	By:	/s/ Travis K. Smith
Travis K. Smith
President

LANDLORD:

SNH CHS PROPERTIES TRUST,
SPTIHS PROPERTIES TRUST,
SPTMNR PROPERTIES TRUST,
SNH/LTA PROPERTIES TRUST,
SNH/LTA PROPERTIES GA LLC, and
SNH SOMERFORD PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President of each of the foregoing entities

EXHIBIT A

DISPUTES PROVISION – GUARANTEES

15.           Disputes.

(a)           Any disputes, claims or controversies between the parties (i) arising out of or relating to this Guaranty, or (ii) brought by or on behalf of any shareholder of any party or a direct or indirect parent of a party (which, for purposes of this Section 15, shall mean any shareholder of record or any beneficial owner of shares of any party, or any former shareholder of record or beneficial owner of shares of any party), either on his, her or its own behalf, on behalf of any party or on behalf of any series or class of shares of any party or shareholders of any party against any party or any member, trustee, officer, manager (including Reit Management & Research LLC or its successor), agent or employee of any party, including disputes, claims or controversies relating to the meaning, interpretation, effect, validity, performance or enforcement of this Guaranty, including this arbitration provision, or the declarations of trust, limited liability company agreements or bylaws of any party hereto (all of which are referred to as “Disputes”), or relating in any way to such a Dispute or Disputes shall, on the demand of any party to such Dispute be resolved through binding and final arbitration in accordance with the Commercial Arbitration Rules (the “Rules”) of the American Arbitration Association (“AAA”) then in effect, except as those Rules may be modified in this Section 15.  For the avoidance of doubt, and not as a limitation, Disputes are intended to include derivative actions against trustees, officers or managers of any party and class actions by a shareholder against those individuals or entities and any party.  For the avoidance of doubt, a Dispute shall include a Dispute made derivatively on behalf of one party against another party. For purposes of this Section 15, the term “party” shall include any direct or indirect parent of a party.

(b)           There shall be three arbitrators.  If there are only two parties to the Dispute, each party shall select one arbitrator within fifteen (15) days after receipt of a demand for arbitration.  Such arbitrators may be affiliated or interested persons of such parties.  If there are more than two parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand, shall each select, by the vote of a majority of the claimants or the respondents, as the case may be, one arbitrator within fifteen (15) days after receipt of a demand for arbitration.  Such arbitrators may be affiliated or interested persons of the claimants or the respondents, as the case may be.  If either a claimant (or all claimants) or a respondent (or all respondents) fail to timely select an arbitrator then the party (or parties) who has selected an arbitrator may request the AAA to provide a list of three proposed arbitrators in accordance with the Rules (each of whom shall be neutral, impartial and unaffiliated with any party) and the party (or parties) that failed to timely appoint an arbitrator shall have ten days from the date the AAA provides such list to select one of the three arbitrators proposed by AAA.  If such party (or parties) fail to select such arbitrator by such time, the party (or parties) who have appointed the first arbitrator shall then have ten days to select one of the three arbitrators proposed by AAA to be the second arbitrator; and, if he/they should fail to select such arbitrator by such time, the AAA shall select, within fifteen (15) days thereafter, one of the three arbitrators it had proposed as the second arbitrator.  The two arbitrators so appointed shall jointly appoint the third and presiding arbitrator (who shall be neutral, impartial and unaffiliated with any party) within fifteen (15) days of the appointment of the second arbitrator.  If the third arbitrator has not been appointed within the time limit specified herein, then the AAA shall provide a list of proposed arbitrators in accordance with the Rules, and the arbitrator shall be appointed by the AAA in accordance with a listing, striking and ranking procedure, with each party having a limited number of strikes, excluding strikes for cause.

(c)           The place of arbitration shall be Boston, Massachusetts unless otherwise agreed by the parties.

(d)           There shall be only limited documentary discovery of documents directly related to the issues in dispute, as may be ordered by the arbitrators.

(e)           In rendering an award or decision (the “Award”), the arbitrators shall be required to follow the laws of The Commonwealth of Massachusetts.  Any arbitration proceedings or Award rendered hereunder and the validity, effect and interpretation of this arbitration agreement shall be governed by the Federal Arbitration Act, 9 U.S.C. §1 et seq.  The Award shall be in writing and may, but shall not be required to, briefly state the findings of fact and conclusions of law on which it is based.

(f)            Except to the extent expressly provided by this Agreement or as otherwise agreed by the parties, each party involved in a Dispute shall bear its own costs and expenses (including attorneys’ fees), and the arbitrators shall not render an award that would include shifting of any such costs or expenses (including attorneys’ fees) or, in a derivative case or class action, award any portion of a party’s award to the claimant or the claimant’s attorneys.  Each party (or, if there are more than two parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand, respectively) shall bear the costs and expenses of its (or their) selected arbitrator and the parties (or, if there are more than two parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand) shall equally bear the costs and expenses of the third appointed arbitrator.

(g)           An Award shall be final and binding upon the parties thereto and shall be the sole and exclusive remedy between such parties relating to the Dispute, including any claims, counterclaims, issues or accounting presented to the arbitrators.  Judgment upon the Award may be entered in any court having jurisdiction.  To the fullest extent permitted by law, no application or appeal to any court of competent jurisdiction may be made in connection with any question of law arising in the course of arbitration or with respect to any award made except for actions relating to enforcement of this agreement to arbitrate or any arbitral award issued hereunder and except for actions seeking interim or other provisional relief in aid of arbitration proceedings in any court of competent jurisdiction.

(h)           Any monetary award shall be made and payable in U.S. dollars free of any tax, deduction or offset.  Each party against which the Award assesses a monetary obligation shall pay that obligation on or before the 30th day following the date of the Award or such other date as the Award may provide.

(i)            This Section 15 is intended to benefit and be enforceable by the shareholders, members, direct and indirect parents, trustees, directors, officers, managers (including Reit Management & Research LLC or its successor), agents or employees of any party and the parties and shall be binding on the shareholders of any party and the parties, as applicable, and shall be in addition to, and not in substitution for, any other rights to indemnification or contribution that such individuals or entities may have by contract or otherwise.

EXHIBIT B

DISPUTES PROVISION — SECURITY AGREEMENT

Section 11.            Disputes.

(a)           Any disputes, claims or controversies between the parties (i) arising out of or relating to this Agreement, or (ii) brought by or on behalf of any shareholder of any party or a direct or indirect parent of a party (which, for purposes of this Section 11, shall mean any shareholder of record or any beneficial owner of shares of any party, or any former shareholder of record or beneficial owner of shares of any party), either on his, her or its own behalf, on behalf of any party or on behalf of any series or class of shares of any party or shareholders of any party against any party or any member, trustee, officer, manager (including Reit Management & Research LLC or its successor), agent or employee of any party, including disputes, claims or controversies relating to the meaning, interpretation, effect, validity, performance or enforcement of this Agreement, including this arbitration provision, or the declarations of trust, limited liability company agreements or bylaws of any party hereto (all of which are referred to as “Disputes”), or relating in any way to such a Dispute or Disputes shall, on the demand of any party to such Dispute be resolved through binding and final arbitration in accordance with the Commercial Arbitration Rules (the “Rules”) of the American Arbitration Association (“AAA”) then in effect, except as those Rules may be modified in this Section 11.  For the avoidance of doubt, and not as a limitation, Disputes are intended to include derivative actions against trustees, officers or managers of any party and class actions by a shareholder against those individuals or entities and any party.  For the avoidance of doubt, a Dispute shall include a Dispute made derivatively on behalf of one party against another party. For purposes of this Section 11, the term “party” shall include any direct or indirect parent of a party.

(b)           There shall be three arbitrators.  If there are only two parties to the Dispute, each party shall select one arbitrator within fifteen (15) days after receipt of a demand for arbitration.  Such arbitrators may be affiliated or interested persons of such parties.  If there are more than two parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand, shall each select, by the vote of a majority of the claimants or the respondents, as the case may be, one arbitrator within fifteen (15) days after receipt of a demand for arbitration.  Such arbitrators may be affiliated or interested persons of the claimants or the respondents, as the case may be.  If either a claimant (or all claimants) or a respondent (or all respondents) fail to timely select an arbitrator then the party (or parties) who has selected an arbitrator may request the AAA to provide a list of three proposed arbitrators in accordance with the Rules (each of whom shall be neutral, impartial and unaffiliated with any party) and the party (or parties) that failed to timely appoint an arbitrator shall have ten days from the date the AAA provides such list to select one of the three arbitrators proposed by AAA.  If such party (or parties) fail to select such arbitrator by such time, the party (or parties) who have appointed the first arbitrator shall then have ten days to select one of the three arbitrators proposed by AAA to be the second arbitrator; and, if he/they should fail to select such arbitrator by such time, the AAA shall select, within fifteen (15) days thereafter, one of the three arbitrators it had proposed as the second arbitrator.  The two arbitrators so appointed shall jointly appoint the third and presiding arbitrator (who shall be neutral, impartial and unaffiliated with any party) within fifteen (15) days of the appointment of the second arbitrator.  If the third arbitrator has not been appointed within the time limit specified herein, then the AAA shall provide a list of proposed arbitrators in accordance with the Rules, and the arbitrator shall be appointed by the AAA in accordance with a listing, striking and ranking procedure, with each party having a limited number of strikes, excluding strikes for cause.

(c)           The place of arbitration shall be Boston, Massachusetts unless otherwise agreed by the parties.

(d)           There shall be only limited documentary discovery of documents directly related to the issues in dispute, as may be ordered by the arbitrators.

(e)           In rendering an award or decision (the “Award”), the arbitrators shall be required to follow the laws of The Commonwealth of Massachusetts.  Any arbitration proceedings or Award rendered hereunder and the validity, effect and interpretation of this arbitration agreement shall be governed by the Federal Arbitration Act, 9 U.S.C. §1 et seq.  The Award shall be in writing and may, but shall not be required to, briefly state the findings of fact and conclusions of law on which it is based.

(f)            Except to the extent expressly provided by this Agreement or as otherwise agreed by the parties, each party involved in a Dispute shall bear its own costs and expenses (including attorneys’ fees), and the arbitrators shall not render an award that would include shifting of any such costs or expenses (including attorneys’ fees) or, in a derivative case or class action, award any portion of a party’s award to the claimant or the claimant’s attorneys.  Each party (or, if there are more than two parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand, respectively) shall bear the costs and expenses of its (or their) selected arbitrator and the parties (or, if there are more than two parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand) shall equally bear the costs and expenses of the third appointed arbitrator.

(g)           An Award shall be final and binding upon the parties thereto and shall be the sole and exclusive remedy between such parties relating to the Dispute, including any claims, counterclaims, issues or accounting presented to the arbitrators.  Judgment upon the Award may be entered in any court having jurisdiction.  To the fullest extent permitted by law, no application or appeal to any court of competent jurisdiction may be made in connection with any question of law arising in the course of arbitration or with respect to any award made except for actions relating to enforcement of this agreement to arbitrate or any arbitral award issued hereunder and except for actions seeking interim or other provisional relief in aid of arbitration proceedings in any court of competent jurisdiction.

(h)           Any monetary award shall be made and payable in U.S. dollars free of any tax, deduction or offset.  Each party against which the Award assesses a monetary obligation shall pay that obligation on or before the 30th day following the date of the Award or such other date as the Award may provide.

(i)            This Section 11 is intended to benefit and be enforceable by the shareholders, members, direct and indirect parents, trustees, directors, officers, managers (including Reit Management & Research LLC or its successor), agents or employees of any party and the parties and shall be binding on the shareholders of any party and the parties, as applicable, and shall be in addition to, and not in substitution for, any other rights to indemnification or contribution that such individuals or entities may have by contract or otherwise.

SCHEDULE 1

EXHIBIT A

SUBLEASES

1.                                       Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-AZ, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated March 1, 2004 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

2.                                       Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-CA, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated March 1, 2004 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

3.                                       Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-Colorado, LLC, Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated March 1, 2004 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated as of June 30, 2008, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

4.                                       Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-IA, Inc., a Delaware corporation, as subtenant, as amended by that certain Letter Agreement dated March 1, 2004 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

5.                                       Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-WY, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated March 1, 2004 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

6.                                       Sublease Agreement, dated June 23, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-MO, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

7.                                       Sublease Agreement, dated November 19, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Morningside of Columbus, L.P., a Delaware limited partnership, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

8.                                       Sublease Agreement, dated November 19, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Morningside of Dalton, Limited Partnership, a Delaware limited partnership, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

9.                                       Sublease Agreement, dated November 19, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Morningside of Evans, Limited Partnership, a Delaware limited partnership, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

10.                                 Sublease Agreement, dated November 19, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Morningside of Gallatin, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

11.                                 Sublease Agreement, dated October 31, 2005, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-GHV, LLC, a Maryland limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Partial Termination of Sublease Agreement, dated May 6, 2011 by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-GHV, LLC, a Maryland limited liability company, as subtenant.

12.                                 Sublease Agreement, dated September 1, 2006, by and between Five Star Quality Care Trust, a Maryland business trust, as Sublandlord, and Five Star Quality Care-FL, LLC, a Delaware limited liability company, as Subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

13.                                 Sublease Agreement, dated October 1, 2006, by and between Five Star Quality Care Trust, a Maryland business trust, as Sublandlord, and Five Star Quality Care-MS, LLC, a Maryland limited liability company, as Subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

14.                                 Second Amended and Restated Sublease Agreement, dated November 6, 2006, by and between Five Star Quality Care Trust, a Maryland business trust, as Sublandlord, and Morningside of Kentucky, Limited Partnership, a Delaware limited partnership, as Subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

15.                                 Amended and Restated Sublease Agreement, dated January 1, 2007, by and between Five Star Quality Care Trust, a Maryland business trust, and Morningside of Belmont, LLC, a Delaware limited liability company, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

16.                                 Sublease Agreement, dated March 1, 2008, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-MN, LLC, a Maryland limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

17.                                 Sublease Agreement, dated March 31, 2008, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Annapolis Heritage Partners, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

18.                                 Sublease Agreement, dated March 31, 2008, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Columbia Heritage Partners, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

19.                                 Sublease Agreement, dated March 31, 2008, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Encinitas Heritage Partners, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

20.                                 Sublease Agreement, dated March 31, 2008, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Frederick Heritage Partners, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

21.                                 Sublease Agreement, dated March 31, 2008, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Fresno Heritage Partners, A California Limited Partnership, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

22.                                 Sublease Agreement, dated March 31, 2008, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Hagerstown Heritage Partners, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

23.                                 Sublease Agreement, dated March 31, 2008, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Newark Heritage Partners I, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

24.                                 Sublease Agreement, dated March 31, 2008, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Newark Heritage Partners II, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

25.                                 Sublease Agreement, dated March 31, 2008, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Redlands Heritage Partners, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

26.                                 Sublease Agreement, dated March 31, 2008, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Roseville Heritage Partners, A California Limited Partnership, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

27.                                 Second Amended and Restated Sublease Agreement, dated as of August 4, 2009, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-WI, LLC, a Delaware limited liability company, as subtenant.

28.                                 Amended and Restated Sublease Agreement, dated as of October 1, 2009, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-IA, LLC, as subtenant.

29.                                 Sublease Agreement, dated as of November 17, 2009, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Morningside of Anderson, L.P., a Delaware limited partnership, as subtenant.

30.                                 Sublease Agreement, dated as of November 17, 2009, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-TX, LLC, a Maryland limited liability company, as subtenant.

31.                                 Sublease Agreement, dated as of December 10, 2009, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-GA, LLC, a Delaware limited liability company, as subtenant.

32.                                 Amended and Restated Sublease Agreement, dated August 1, 2010, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-NE, Inc., a Delaware corporation, as subtenant.

33.                                 Amended and Restated Sublease Agreement, dated August 1, 2010, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-NE, LLC, a Delaware limited liability company, as subtenant.

34.                                 Sublease Agreement, dated May 1, 2011, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-IL, LLC, a Maryland limited liability company, as subtenant.

35.                                 Second Amended and Restated Sublease Agreement, dated as of June 20, 2011, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-VA, LLC, a Delaware limited liability company, as subtenant.

36.                                 Amended and Restated Sublease Agreement, dated as of June 20, 2011, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-North Carolina, LLC, a Maryland limited liability company, as subtenant.

SCHEDULE 2

SCHEDULE 2

The Facilities

State:	Facility:	Subtenant:

ARIZONA:	LA MESA HEALTHCARE CENTER	Five Star Quality Care-AZ, LLC
2470 S. Arizona Avenue
Yuma, Arizona 85364

	SUNQUEST VILLAGE OF YUMA	Five Star Quality Care-AZ, LLC
265 E. 24th Street
Yuma, Arizona 85364

CALIFORNIA:	SOMERFORD PLACE - ENCINITAS	Encinitas Heritage Partners, LLC
1350 S. El Camino Real
Encinitas, California 92024

	SOMERFORD PLACE - FRESNO 6075 N. Marks Avenue Fresno, California 93711	Fresno Heritage Partners, A California Limited Partnership

	LANCASTER HEALTHCARE CENTER	Five Star Quality Care-CA, LLC
1642 West Avenue J
Lancaster, CA 93534

	LEISURE POINTE	Five Star Quality Care-CA, LLC
1371 Parkside Drive
San Bernardino, CA 92404

	VAN NUYS HEALTH CARE CENTER	Five Star Quality Care-CA, LLC
6835 Hazeltine Street
Van Nuys, CA 91405

	SOMERFORD PLACE - REDLANDS	Redlands Heritage Partners, LLC
1319 Brookside Avenue
Redlands, California 92373

	SOMERFORD PLACE - ROSEVILLE 110 Sterling Court Roseville, California 95661	Roseville Heritage Partners, A California Limited Partnership

State:	Facility:	Subtenant:

COLORADO:	MANTEY HEIGHTS REHABILITATION & CARE CENTER	Five Star Quality Care-Colorado, LLC
2825 Patterson Road
Grand Junction, CO 81506

	CHERRELYN HEALTHCARE CENTER	Five Star Quality Care-Colorado, LLC
5555 South Elati Street
Littleton, CO 80120

DELAWARE:	SOMERFORD HOUSE AND SOMERFORD PLACE – NEWARK I & II	Newark Heritage Partners I, LLC and Newark Heritage Partners II, LLC
4175 Ogletown Road and 501 S. Harmony Road
Newark, Delaware 19713

FLORIDA:	TUSCANY VILLA OF NAPLES (AKA BUENA VISTA)	Five Star Quality Care-FL, LLC
8901 Tamiami Trail East
Naples, Florida 34113

GEORGIA:	EASTSIDE GARDENS	Five Star Quality Care-GA, LLC
2078 Scenic Highway North
Snellville, Georgia 30078

	MORNINGSIDE OF COLUMBUS	Morningside of Columbus, L.P.
7100 South Stadium Drive
Columbus, GA 31909

	MORNINGSIDE OF DALTON	Morningside of Dalton, Limited Partnership
2470 Dug Gap Road
Dalton, GA 30720

	MORNINGSIDE OF EVANS	Morningside of Evans, Limited Partnership
353 N. Belair Road
Evans, GA 30809

ILLINOIS	CRIMSON POINTE	Five Star Quality Care-IL, LLC
7130 Crimson Ridge Drive
Rockford, Illinois 61107

IOWA:	UNION PARK HEALTH SERVICES	Five Star Quality Care-IA, Inc.
2401 E. 8th Street
Des Moines, Iowa 50316

State:	Facility:	Subtenant:

	PARK PLACE	Five Star Quality Care-IA, Inc.
114 East Green Street
Glenwood, IA 51534

	PRAIRIE RIDGE CARE & REHABILITATION	Five Star Quality Care-IA, LLC
608 Prairie Street
Mediapolis, IA 52637

KENTUCKY:	ASHWOOD PLACE	Morningside of Kentucky, Limited Partnership
102 Leonardwood
Frankfort, KY 40601

MARYLAND:	SOMERFORD PLACE – ANNAPOLIS	Annapolis Heritage Partners, LLC
2717 Riva Road
Annapolis, Maryland 21401

	SOMERFORD PLACE – COLUMBIA	Columbia Heritage Partners, LLC
8220 Snowden River Parkway
Columbia, Maryland 21405

	SOMERFORD PLACE – FREDERICK	Frederick Heritage Partners, LLC
2100 Whittier Drive
Frederick, Maryland 21702

	SOMERFORD PLACE – HAGERSTOWN	Hagerstown Heritage Partners, LLC
10114 and 10116 Sharpsburg Pike
Hagerstown, Maryland 21740

MINNESOTA:	WELLSTEAD OF ROGERS	Five Star Quality Care-MN, LLC
20500 and 20600 S. Diamond Lake Road
Rogers, MN 55374

MISSISSIPPI:	HERMITAGE GARDENS OF OXFORD	Five Star Quality Care-MS, LLC
1488 Belk Boulevard
Oxford, MS 38655

	HERMITAGE GARDENS OF SOUTHAVEN	Five Star Quality Care-MS, LLC
108 Clarington Drive
Southaven, MS 38671

State:	Facility:	Subtenant:

MISSOURI:	ARBOR VIEW HEALTHCARE & REHABILITATION	Five Star Quality Care-MO, LLC
1317 N. 36th Street
St. Joseph, Missouri 64506

NEBRASKA:	ASHLAND CARE CENTER	Five Star Quality Care-NE, LLC
1700 Furnace Street
Ashland, NE 68003

	BLUE HILL CARE CENTER	Five Star Quality Care-NE, LLC
414 North Wilson Street
Blue Hill, NE 68930

	CENTRAL CITY CARE CENTER	Five Star Quality Care-NE, Inc.
2720 South 17th Avenue
Central City, NE 68462

	GRETNA COMMUNITY CARE CENTER	Five Star Quality Care-NE, LLC
700 South Highway 6
Gretna, NE 68028

	SUTHERLAND CARE CENTER	Five Star Quality Care-NE, LLC
333 Maple Street
Sutherland, NE 69165

	WAVERLY CARE CENTER	Five Star Quality Care-NE, LLC
11041 North 137th Street
Waverly, NE 68462

NORTH CAROLINA:	HAVEN IN HIGHLAND CREEK	Five Star Quality Care-North Carolina, LLC
5920 McChesney Drive Charlotte, NC 28269

	LAURELS IN HIGHLAND CREEK	Five Star Quality Care-North Carolina, LLC
6101 Clark Creek Parkway
Charlotte, NC 28269

	HAVEN IN THE VILLAGE AT CAROLINA PLACE	Five Star Quality Care-North Carolina, LLC
13150 Dorman Road
Pineville, NC 28134

State:	Facility:	Subtenant:

	LAURELS IN THE VILLAGE AT CAROLINA PLACE	Five Star Quality Care-North Carolina, LLC
13180 Dorman Road
Pineville, NC 28134

	THE LANDING AT PARKWOOD VILLAGE	Five Star Quality Care-North Carolina, LLC
1720 Parkwood Boulevard
Wilson, NC 27893

PENNSYLVANIA:	RIDGEPOINTE ASSISTED LIVING	Five Star Quality Care-GHV, LLC
5301 Brownsville Road
Pittsburgh, PA 15236

	MOUNT VERNON OF SOUTH PARK	Five Star Quality Care-GHV, LLC
1400 Riggs Road
South Park, PA 15129

SOUTH CAROLINA:	HAVEN IN THE SUMMIT	Morningside of Anderson, L.P.
3 Summit Terrace
Columbia, SC 29229

	HAVEN IN THE VILLAGE AT CHANTICLEER	Morningside of Anderson, L.P.
355 Berkmans Lane Greenville, SC 29605

TENNESSEE:	MORNINGSIDE OF GALLATIN	Morningside of Gallatin, LLC
1085 Hartsville Pike
Gallatin, TN 37066

	WALKING HORSE MEADOWS	Morningside of Belmont, LLC
207 Uffelman Drive
Clarksville, TN 37043

	MORNINGSIDE OF BELMONT	Morningside of Belmont, LLC
1710 Magnolia Boulevard
Nashville, TN 37212

TEXAS:	HAVEN IN STONE OAK	Five Star Quality Care-TX, LLC
511 Knights Cross Drive
San Antonio, TX 78258

State:	Facility:	Subtenant:

	LAURELS IN STONE OAK	Five Star Quality Care-TX, LLC
575 Knights Cross Drive
San Antonio, TX 78258

	HAVEN IN THE TEXAS HILL COUNTRY	Five Star Quality Care-TX, LLC
747 Alpine Drive
Kerrville, TX 78028

VIRGINIA:	DOMINION VILLAGE AT CHESAPEAKE	Five Star Quality Care-VA, LLC
2865 Forehand Drive
Chesapeake, VA 23323

	DOMINION VILLAGE AT WILLIAMSBURG	Five Star Quality Care-VA, LLC
4132 Longhill Road
Williamsburg, VA 23188

	HEARTFIELDS AT RICHMOND	Five Star Quality Care-VA, LLC
500 North Allen Avenue
Richmond, VA 23220

	TALBOT PARK	Five Star Quality Care-VA, LLC
6311 Granby Street
Norfolk, VA 23505

WISCONSIN:	BROOKFIELD REHAB & SPECIALTY (AKA) WOODLAND HEALTHCARE CENTER	Five Star Quality Care-WI, LLC
18741 West Bluemound Road
Brookfield, WI 53045

	MEADOWMERE-SOUTHPORT ASSISTED LIVING	Five Star Quality Care-WI, LLC
8350 and 8351 Sheridan Road
Kenosha, WI 53143

	MEADOWMERE-MADISON ASSISTED LIVING	Five Star Quality Care-WI, LLC
5601 Burke Road
Madison, WI 53718

State:	Facility:	Subtenant:

	SUNNY HILL HEALTH CARE CENTER	Five Star Quality Care-WI, LLC
4325 Nakoma Road
Madison, Wisconsin 53711

	MITCHELL MANOR SENIOR LIVING	Five Star Quality Care-WI, LLC
5301 West Lincoln Avenue
West Allis, WI 53219

WYOMING:	LARAMIE CARE CENTER	Five Star Quality Care-WY, LLC
503 South 18th Street
Laramie, WY 82070

SCHEDULE 3

SCHEDULE 2

THE FACILITIES

ARIZONA:

LA MESA HEALTHCARE CENTER

2470 S. Arizona Avenue

Yuma, Arizona  85364

SUNQUEST VILLAGE OF YUMA

265 E. 24th Street

Yuma, Arizona  85364

CALIFORNIA:

SOMERFORD PLACE - ENCINITAS

1350 S. El Camino Real

Encinitas, California  92024

SOMERFORD PLACE - FRESNO

6075 N. Marks Avenue

Fresno, California  93711

LANCASTER HEALTHCARE CENTER

1642 West Avenue J

Lancaster, California  93534

SOMERFORD PLACE - REDLANDS

1319 Brookside Avenue

Redlands, California  92373

SOMERFORD PLACE - ROSEVILLE

110 Sterling Court

Roseville, California  95661

LEISURE POINTE

1371 Parkside Drive

San Bernardino, California  92404

VAN NUYS HEALTH CARE CENTER

6835 Hazeltine Street

Van Nuys, California  91405

COLORADO:

MANTEY HEIGHTS REHABILITATION & CARE CENTER

2825 Patterson Road

Grand Junction, Colorado  81506

CHERRELYN HEALTHCARE CENTER

5555 South Elati Street

Littleton, Colorado  80120

DELAWARE:

SOMERFORD HOUSE AND SOMERFORD PLACE – NEWARK I & II

4175 Ogletown Road and 501 S. Harmony Road

Newark, Delaware  19713

FLORIDA:

TUSCANY VILLA OF NAPLES (AKA BUENA VISTA)

8901 Tamiami Trail East

Naples, Florida  34113

GEORGIA:

EASTSIDE GARDENS

2078 Scenic Highway North

Snellville, Georgia  30078

MORNINGSIDE OF COLUMBUS

7100 South Stadium Drive

Columbus, Georgia  31909

MORNINGSIDE OF DALTON

2470 Dug Gap Road

Dalton, Georgia  30720

MORNINGSIDE OF EVANS

353 N. Belair Road

Evans, Georgia  30809

ILLINOIS:

CRIMSON POINTE

7130 Crimson Ridge Drive

Rockford, Illinois  61107

IOWA:

UNION PARK HEALTH SERVICES

2401 E. 8th Street

Des Moines, Iowa  50316

PARK PLACE

114 East Green Street

Glenwood, Iowa  51534

PRAIRIE RIDGE CARE & REHABILITATION

608 Prairie Street

Mediapolis, Iowa  52637

KENTUCKY:

ASHWOOD PLACE

102 Leonardwood

Frankfort, Kentucky  40601

MARYLAND:

SOMERFORD PLACE – ANNAPOLIS

2717 Riva Road

Annapolis, Maryland 21401

SOMERFORD PLACE – COLUMBIA

8220 Snowden River Parkway

Columbia, Maryland  21405

SOMERFORD PLACE – FREDERICK

2100 Whittier Drive

Frederick, Maryland  21702

SOMERFORD PLACE – HAGERSTOWN

10114 and  10116 Sharpsburg Pike

Hagerstown, Maryland  21740

MINNESOTA:

WELLSTEAD OF ROGERS

20500 and 20600 S. Diamond Lake Road

Rogers, Minnesota 55374

MISSISSIPPI:

HERMITAGE GARDENS OF OXFORD

1488 Belk Boulevard

Oxford, Mississippi  38655

HERMITAGE GARDENS OF SOUTHAVEN

108 Clarington Drive

Southaven, Mississippi  38671

MISSOURI:

ARBOR VIEW HEALTHCARE & REHABILITATION

1317 N. 36th Street

St. Joseph, Missouri  64506

NEBRASKA:

ASHLAND CARE CENTER

1700 Furnace Street

Ashland, Nebraska  68003

BLUE HILL CARE CENTER

414 North Wilson Street

Blue Hill, Nebraska  68930

CENTRAL CITY CARE CENTER

2720 South 17th Avenue

Central City, Nebraska  68826

GRETNA COMMUNITY LIVING CENTER

700 South Highway 6

Gretna, Nebraska  68028

SUTHERLAND CARE CENTER

333 Maple Street

Sutherland, Nebraska  69165

WAVERLY CARE CENTER

11041 North 137th Street

Waverly, Nebraska  68462

NORTH CAROLINA:

HAVEN IN HIGHLAND CREEK

5920 McChesney Drive

Charlotte, North Carolina  28269

LAURELS IN HIGHLAND CREEK

6101 Clark Creek Parkway

Charlotte, North Carolina  28269

HAVEN IN THE VILLAGE AT CAROLINA PLACE

13150 Dorman Road

Pineville, North Carolina  28134

LAURELS IN THE VILLAGE AT CAROLINA PLACE

13180 Dorman Road

Pineville, North Carolina  28134

THE LANDING AT PARKWOOD VILLAGE

1720 Parkwood Boulevard

Wilson, North Carolina  27893

PENNSYLVANIA:

RIDGEPOINTE ASSISTED LIVING

5301 Brownsville Road

Pittsburgh, Pennsylvania  15236

MOUNT VERNON OF SOUTH PARK

1400 Riggs Road

South Park, Pennsylvania  15129

SOUTH CAROLINA:

HAVEN IN THE SUMMIT

3 Summit Terrace

Columbia, South Carolina  29229

HAVEN IN THE VILLAGE AT CHANTICLEER

355 Berkmans Lane

Greenville, South Carolina  29605

TENNESSEE:

MORNINGSIDE OF GALLATIN

1085 Hartsville Pike

Gallatin, Tennessee  37066

WALKING HORSE MEADOWS

207 Uffelman Drive

Clarksville, Tennessee  37043

MORNINGSIDE OF BELMONT

1710 Magnolia Boulevard

Nashville, Tennessee  37212

TEXAS:

HAVEN IN STONE OAK

511 Knights Cross Drive

San Antonio, Texas  78258

LAURELS IN STONE OAK

575 Knights Cross Drive

San Antonio, Texas  78258

HAVEN IN THE TEXAS HILL COUNTRY

747 Alpine Drive

Kerrville, Texas  78028

VIRGINIA:

DOMINION VILLAGE OF CHESAPEAKE

2865 Forehand Drive

Chesapeake, Virginia  23323

DOMINION VILLAGE OF WILLIAMSBURG

4132 Longhill Road

Williamsburg, Virginia  23188

HEARTFIELDS AT RICHMOND

500 North Allen Avenue

Richmond, Virginia  23220

TALBOT PARK

6311 Granby Street

Norfolk, Virginia  23505

WISCONSIN:

BROOKFIELD REHAB & SPECIALTY (AKA) WOODLAND HEALTHCARE CENTER

18741 West Bluemound Road

Brookfield, Wisconsin  53045

MEADOWMERE-SOUTHPORT ASSISTED LIVING

8350 and 8351 Sheridan Road

Kenosha, Wisconsin  53143

MEADOWMERE-MADISON ASSISTED LIVING

5601 Burke Road

Madison, Wisconsin  53718

SUNNY HILL HEALTH CARE CENTER

4325 Nakoma Road

Madison, Wisconsin  53711

MITCHELL MANOR SENIOR LIVING

5301 West Lincoln Avenue

West Allis, Wisconsin  53219

WYOMING:

LARAMIE CARE CENTER

503 South 18th Street

Laramie, Wyoming  82070